EXHIBIT 99.1

At the Company
Kim Hillyer	Jeff Goeser
Director, Communications	Director, Investor Relations and Finance
(402) 574-6523	(402) 597-8464
kim.hillyer@tdameritrade.com	jeffrey.goeser@tdameritrade.com

TD Ameritrade’s Strong Asset Gathering Momentum Continues

Net New Assets of $10.8 billion, 11% annualized growth rate

Record Client Assets of $452 billion

Diluted Earnings per Share of $0.25

OMAHA, Neb., April 17, 2012 – TD Ameritrade Holding Corporation (NASDAQ: AMTD) has released results for the second quarter of fiscal 2012. The Company once again gathered assets at an industry-leading, double-digit growth rate and total client assets grew to a new record.

The Company’s results for the quarter ended Mar. 31, 2012 include the following (year-over-year comparisons):(1)

•	Net income of $137 million, or $0.25 per diluted share

•	Net new client assets of $10.8 billion, an annualized growth rate of 11 percent of beginning client assets

•	Average client trades per day of approximately 388,000

•	Net revenues of $673 million, 54 percent of which were asset-based

•	Operating income of $219 million, or 33 percent of net revenues

•	Pre-tax income of $212 million, or 31 percent of net revenues

•	EBITDA(2) of $260 million, or 39 percent of net revenues

•	Record interest rate sensitive assets(3) of $79 billion, an increase of 13 percent

•	Record client assets of approximately $452 billion, an increase of 10 percent

“TD Ameritrade continued to distinguish itself from its peers by again delivering double-digit asset gathering growth,” said Fred Tomczyk, president and chief executive officer. “Net new client assets of $10.8 billion bring client assets to a record $452 billion - double what they were just three years ago. We are now half-way through what we hope will be our fourth consecutive year of double digit asset gathering. This continued strong organic growth, combined with our robust return of capital strategy, has worked well for us during this difficult environment, and positions TD Ameritrade well to deliver enhanced shareholder value over the longer term.”

“TD Ameritrade had a solid quarter, growing net revenues sequentially despite a difficult operating environment that included continued near zero interest rates and low intraday volatility,” said Bill Gerber, executive vice president and chief financial officer. “Our net interest margin stabilized during the quarter and we remain focused on diligently managing our expense levels. And, our strong financial position and unique business model have earned the Company its third credit rating upgrade from Standard & Poor’s since the beginning of the financial crisis. During that time, we have received rating increases covering six notches, or grade levels - more than any financial firm in the S&P 500.”

Stock Repurchases

During the second quarter of fiscal 2012, TD Ameritrade repurchased 775,000 shares of its common stock at an average price of $19.02 per share, for approximately $14.7 million. Year to date, the Company has repurchased 7.5 million shares at an average price of $16.23 per share.

As of Mar. 31, 2012, the Company had 29.2 million shares remaining on its existing stock repurchase authorization.

Quarterly Dividend

The Company has declared a $0.06 per share quarterly cash dividend, payable on May 15, 2012 to all holders of record of common stock as of May 1, 2012.

Credit Rating Upgrade

During the second quarter of fiscal 2012, Standard & Poor’s upgraded TD Ameritrade’s credit rating to “A”. This was the Company’s third S&P credit rating increase since the financial crisis began three and a half years ago.

Company Hosts Conference Call

TD Ameritrade will host its March Quarter conference call this morning, April 17, 2012, at 8:30 a.m. EDT (7:30 a.m. CDT). Participants may listen to the call by dialing 877-881-2595. Interested parties may listen to a replay of the call by dialing 800-642-1687 and the passcode 64265381. The Company will Webcast the conference live at www.amtd.com and will make all accompanying materials available to participants prior to the call.

The Company asks that interested parties visit or subscribe to newsfeeds at www.amtd.com for the most up-to-date corporate financial information, presentation announcements, transcripts and archives. You can also follow the Company on Twitter, @TDAmeritradePR. Web site links, corporate titles and telephone numbers provided in this release, although correct when published, may change in the future.

AMTD-E

About TD Ameritrade Holding Corporation

Millions of investors and independent registered investment advisors (RIAs) have turned to TD Ameritrade’s (NASDAQ: AMTD) technology, people and education to help make investing and trading easier to understand and do. Online or over the phone. In a branch or with an independent RIA. First-timer or sophisticated trader. Our clients want to take control, and we help them decide how - bringing Wall Street to Main Street for more than 36 years. An official sponsor of the 2012 U.S. Olympic Team, TD Ameritrade has time and again been recognized as a leader in investment services. Please visit the TD Ameritrade newsroom or www.amtd.com for more information.

Safe Harbor

This document contains forward-looking statements within the meaning of the federal securities laws. We intend these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws. In particular, any projections regarding our future revenues, expenses, earnings, capital expenditures, effective tax rates, client trading activity, accounts or stock price, as well as the assumptions on which such expectations are based, are forward-looking statements. These statements reflect only our current expectations and are not guarantees of future performance or results. These statements involve risks, uncertainties and assumptions that could cause actual results or performance to differ materially from those contained in the forward-looking statements. These risks, uncertainties and assumptions include, but are not limited to: general economic and political conditions and other securities industry risks, fluctuations in interest rates, stock market fluctuations and changes in client trading activity, credit risk with clients and counterparties, increased competition, systems failures, delays and capacity constraints, network security risks, liquidity risks, new laws and regulations affecting our business, regulatory and legal matters and uncertainties and other risk factors described in our latest Annual Report on Form 10-K, filed with the SEC on Nov. 18, 2011 and our latest Quarterly Report on Form 10-Q filed thereafter. These forward-looking statements speak only as of the date on which the statements were made. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by the federal securities laws.

(1)	Please see the Glossary of Terms, located in “Investor” section of www.amtd.com for more information on how these metrics are calculated.

(2)	See attached reconciliation of non-GAAP financial measures.

(3)	Interest rate sensitive assets consist of spread-based assets and money market mutual funds. Ending balances as of March 31, 2012.

Brokerage services provided by TD Ameritrade, Inc., member FINRA (www.FINRA.org) /SIPC (www.SIPC.org) /NFA (www.nfa.futures.org).

TD AMERITRADE HOLDING CORPORATION

CONSOLIDATED STATEMENTS OF INCOME

In thousands, except per share amounts

(Unaudited)

	Quarter Ended			Six Months Ended
	Mar. 31, 2012	Dec. 31, 2011	Mar. 31, 2011	Mar. 31, 2012	Mar. 31, 2011
Revenues:
Transaction-based revenues:
Commissions and transaction fees	$292,054	$273,383	$338,320	$565,437	$631,016

Asset-based revenues:
Interest revenue	108,139	110,754	122,804	218,894	239,624
Brokerage interest expense	(1,445)	(1,406)	(1,237)	(2,852)	(2,528)

Net interest revenue	106,694	109,348	121,567	216,042	237,096

Insured deposit account fees	209,209	205,042	187,471	414,251	365,942
Investment product fees	46,232	43,487	40,440	89,719	81,137

Total asset-based revenues	362,135	357,877	349,478	720,012	684,175

Other revenues	18,953	22,132	30,430	41,084	59,228

Net revenues	673,142	653,392	718,228	1,326,533	1,374,419

Operating expenses:
Employee compensation and benefits	174,222	172,766	169,662	346,987	332,069
Clearing and execution costs	24,132	20,041	25,119	44,173	48,918
Communications	26,727	28,134	27,811	54,862	54,725
Occupancy and equipment costs	37,122	37,853	33,153	74,975	68,344
Depreciation and amortization	17,696	16,986	16,579	34,682	32,715
Amortization of acquired intangible assets	23,042	23,295	24,073	46,337	48,664
Professional services	44,175	45,010	40,059	89,185	80,376
Advertising	83,543	56,628	81,400	140,171	155,983
Other	23,361	24,168	17,456	47,529	35,623

Total operating expenses	454,020	424,881	435,312	878,901	857,417

Operating income	219,122	228,511	282,916	447,632	517,002
Other expense:
Interest on borrowings	7,274	7,045	7,486	14,318	18,310

Pre-tax income	211,848	221,466	275,430	433,314	498,692

Provision for income taxes	75,150	69,506	103,762	144,656	181,985

Net income	$136,698	$151,960	$171,668	$288,658	$316,707

Earnings per share - basic	$0.25	$0.28	$0.30	$0.53	$0.55
Earnings per share - diluted	$0.25	$0.27	$0.30	$0.52	$0.55

Weighted average shares outstanding - basic	548,578	549,746	573,305	549,165	574,407
Weighted average shares outstanding - diluted	554,366	555,292	579,459	554,832	580,360

Dividends declared per share	$0.06	$0.06	$0.05	$0.12	$0.10

TD AMERITRADE HOLDING CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

In thousands

(Unaudited)

	Mar. 31, 2012	Sept. 30, 2011
Assets:
Cash and cash equivalents	$1,026,478	$1,031,963
Short-term investments	53,897	3,557
Segregated cash and investments	5,475,006	2,519,249
Broker/dealer receivables	1,375,053	834,469
Client receivables, net	8,576,935	8,059,410
Goodwill and intangible assets	3,444,991	3,491,330
Other	1,126,279	1,185,784

Total assets	$21,078,639	$17,125,762

Liabilities and stockholders' equity:

Liabilities:
Broker/dealer payables	$2,345,353	$1,709,572
Client payables	12,162,853	8,979,327
Long-term debt	1,326,680	1,336,789
Other	996,675	984,257

Total liabilities	16,831,561	13,009,945
Stockholders' equity	4,247,078	4,115,817

Total liabilities and stockholders' equity	$21,078,639	$17,125,762

TD AMERITRADE HOLDING CORPORATION

SELECTED OPERATING DATA

(Unaudited)

	Quarter Ended			Six Months Ended
	Mar. 31, 2012	Dec. 31, 2011	Mar. 31, 2011	Mar. 31, 2012	Mar. 31, 2011
Key Metrics:
Net new assets (in billions)	$10.8	$10.2	$11.5	$21.0	$21.2
Net new asset growth rate (annualized)	11%	11%	12%	11%	12%
Average client trades per day	387,571	367,479	439,158	377,485	405,135

Profitability Metrics:
Operating margin	32.6%	35.0%	39.4%	33.7%	37.6%
Pre-tax margin	31.5%	33.9%	38.3%	32.7%	36.3%
Return on client assets (annualized)	0.20%	0.22%	0.28%	0.21%	0.26%
Return on average stockholders' equity (annualized)	13.0%	14.8%	16.8%	13.9%	16.0%
EBITDA(1) as a percentage of net revenues	38.6%	41.1%	45.1%	39.9%	43.5%

Debt and Liquidity Metrics:
Interest on borrowings (in millions)	$7.3	$7.0	$7.5	$14.3	$18.3
Average debt outstanding (in billions)	$1.3	$1.3	$1.3	$1.3	$1.3
Leverage ratio (average debt/annualized EBITDA(1))	1.2	1.2	1.0	1.2	1.1
Interest coverage ratio (EBITDA(1)/interest on borrowings)	35.7	38.2	43.2	36.9	32.7
Liquid assets - management target(1) (in billions)	$0.9	$0.9	$0.8	$0.9	$0.8
Liquid assets - regulatory threshold(1) (in billions)	$1.5	$1.4	$1.3	$1.5	$1.3
Cash and cash equivalents (in billions)	$1.0	$0.9	$1.1	$1.0	$1.1

Transaction-Based Revenue Metrics:
Total trades (in millions)	24.0	23.0	27.2	47.0	50.8
Average commissions and transaction fees per trade(2)	$12.15	$11.90	$12.42	$12.03	$12.41
Average client trades per funded account (annualized)	17.1	16.3	20.1	16.7	18.6
Activity rate - funded accounts	6.8%	6.5%	8.0%	6.7%	7.4%
Trading days	62.0	62.5	62.0	124.5	125.5

Spread-Based Asset Metrics:
Average interest-earning assets (excluding conduit business) (in billions)	$15.5	$13.6	$13.6	$14.5	$13.3
Average insured deposit account balances (in billions)	58.4	58.8	46.8	58.6	45.8

Average spread-based balance (in billions)	$73.9	$72.4	$60.4	$73.1	$59.1

Net interest revenue (excluding conduit business) (in millions)	$106.6	$109.3	$121.5	$215.9	$236.9
Insured deposit account fee revenue (in millions)	209.2	205.0	187.5	414.3	365.9

Spread-based revenue (in millions)	$315.8	$314.3	$309.0	$630.2	$602.8

Avg. annualized yield - interest-earning assets (excluding conduit business)	2.73%	3.13%	3.56%	2.92%	3.52%
Avg. annualized yield - insured deposit account fees	1.42%	1.37%	1.60%	1.39%	1.58%
Net interest margin (NIM)	1.69%	1.70%	2.04%	1.70%	2.02%
Interest days	91	92	90	183	182

Fee-Based Investment Metrics:
Money market mutual fund fees:
Average balance (in billions)	$5.0	$5.7	$8.8	$5.4	$8.8
Average annualized yield	0.04%	0.08%	0.10%	0.06%	0.13%

Fee revenue (in millions)	$0.5	$1.1	$2.3	$1.6	$5.9

Other fee-based investment balances:
Average balance (in billions)	$79.9	$72.2	$69.5	$76.0	$66.7
Average annualized yield	0.23%	0.23%	0.22%	0.23%	0.22%

Fee revenue (in millions)	$45.7	$42.4	$38.1	$88.1	$75.2

Average fee-based investment balances (in billions)	$84.9	$77.9	$78.3	$81.4	$75.5
Average annualized yield	0.22%	0.22%	0.21%	0.22%	0.21%

Investment product fee revenue (in millions)	$46.2	$43.5	$40.4	$89.7	$81.1

Client Account and Client Asset Metrics:
New accounts opened	183,000	140,000	176,000	323,000	340,000

Funded accounts (beginning of period)	5,645,000	5,617,000	5,491,000	5,617,000	5,455,000
Funded accounts (end of period)	5,703,000	5,645,000	5,547,000	5,703,000	5,547,000
Percentage change during period	1%	0%	1%	2%	2%

Client assets (beginning of period, in billions)	$406.3	$378.7	$386.4	$378.7	$354.8
Client assets (end of period, in billions)	$452.4	$406.3	$412.3	$452.4	$412.3
Percentage change during period	11%	7%	7%	19%	16%

(1)	See attached reconciliation of non-GAAP financial measures.
(2)	Average commissions and transaction fees per trade excludes TD Waterhouse UK business.

NOTE: See Glossary of Terms on the Company's web site at www.amtd.com for definitions of the above metrics.

TD AMERITRADE HOLDING CORPORATION

SELECTED OPERATING DATA

(Unaudited)

	Quarter Ended			Six Months Ended
	Mar. 31, 2012	Dec. 31, 2011	Mar. 31, 2011	Mar. 31, 2012	Mar. 31, 2011
Net Interest Revenue (excluding Conduit Business):
Segregated cash:
Average balance (in billions)	$5.6	$4.1	$3.0	$4.8	$3.1
Average annualized yield	0.07%	0.04%	0.10%	0.06%	0.11%

Interest revenue (in millions)	$1.0	$0.4	$0.7	$1.4	$1.8

Client margin balances:
Average balance (in billions)	$7.9	$7.7	$8.9	$7.8	$8.6
Average annualized yield	4.06%	4.31%	4.42%	4.19%	4.44%

Interest revenue (in millions)	$81.2	$85.1	$99.1	$166.3	$191.8

Securities borrowing/lending (excluding conduit business):
Average securities borrowing balance (in billions)	$0.6	$0.4	$0.5	$0.5	$0.5
Average securities lending balance (in billions)	$1.6	$1.5	$1.6	$1.6	$1.6
Interest revenue (in millions)	$25.5	$24.8	$22.6	$50.2	$44.9
Interest expense (in millions)	(1.1)	(0.9)	(0.8)	(2.0)	(1.4)

Net interest revenue - securities borrowing/lending (excluding conduit business) (in millions)	$24.4	$23.9	$21.8	$48.2	$43.5

Other cash and interest-earning investments:
Average balance (in billions)	$1.4	$1.4	$1.2	$1.4	$1.1
Average annualized yield	0.09%	0.12%	0.09%	0.11%	0.12%

Interest revenue - net (in millions)	$0.3	$0.4	$0.3	$0.8	$0.7

Client credit balances:
Average balance (in billions)	$10.1	$8.8	$8.5	$9.4	$8.2
Average annualized cost	0.01%	0.02%	0.02%	0.02%	0.02%

Interest expense (in millions)	($0.3)	($0.5)	($0.4)	($0.8)	($0.9)

Average interest-earning assets (excluding conduit business) (in billions)	$15.5	$13.6	$13.6	$14.5	$13.3
Average annualized yield (excluding conduit business)	2.73%	3.13%	3.56%	2.92%	3.52%

Net interest revenue (excluding conduit business) (in millions)	$106.6	$109.3	$121.5	$215.9	$236.9

Conduit Business:
Average balance (in billions)	$0.2	$0.2	$0.3	$0.2	$0.3

Securities borrowing - conduit business:
Average annualized yield	0.21%	0.17%	0.24%	0.19%	0.26%

Interest revenue (in millions)	$0.1	$0.1	$0.2	$0.2	$0.4

Securities lending - conduit business:
Average annualized cost	0.09%	0.08%	0.16%	0.09%	0.14%

Interest expense (in millions)	$0.0	($0.1)	($0.1)	($0.1)	($0.2)

Average interest-earning assets - conduit business (in billions)	$0.2	$0.2	$0.3	$0.2	$0.3
Average annualized yield - conduit business	0.12%	0.09%	0.08%	0.10%	0.12%

Net interest revenue - conduit business (in millions)	$0.1	$0.0	$0.1	$0.1	$0.2

Net Interest Revenue (total):
Average interest-earning assets (excluding conduit business) (in billions)	$15.5	$13.6	$13.6	$14.5	$13.3
Average interest-earning assets - conduit business (in billions)	0.2	0.2	0.3	0.2	0.3

Average interest-earning assets - total (in billions)	$15.7	$13.8	$13.9	$14.7	$13.6

Average annualized yield - total	2.69%	3.09%	3.49%	2.88%	3.44%

Net interest revenue (excluding conduit business) (in millions)	$106.6	$109.3	$121.5	$215.9	$236.9
Net interest revenue - conduit business (in millions)	0.1	—	0.1	0.1	0.2

Net interest revenue - total (in millions)	$106.7	$109.3	$121.6	$216.0	$237.1

NOTE: See Glossary of Terms on the Company's web site at www.amtd.com for definitions of the above metrics.

TD AMERITRADE HOLDING CORPORATION

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

In thousands, except percentages

(Unaudited)

	Quarter Ended						Six Months Ended
	Mar. 31, 2012		Dec. 31, 2011		Mar. 31, 2011		Mar. 31, 2012		Mar. 31, 2011
	$	% of Net Rev.	$	% of Net Rev.	$	% of Net Rev.	$	% of Net Rev.	$	% of Net Rev.
EBITDA (1)
EBITDA	$259,860	38.6%	$268,792	41.1%	$323,568	45.1%	$528,651	39.9%	$598,381	43.5%
Less:
Depreciation and amortization	(17,696)	(2.6%)	(16,986)	(2.6%)	(16,579)	(2.3%)	(34,682)	(2.6%)	(32,715)	(2.4%)
Amortization of acquired intangible assets	(23,042)	(3.4%)	(23,295)	(3.6%)	(24,073)	(3.4%)	(46,337)	(3.5%)	(48,664)	(3.5%)
Interest on borrowings	(7,274)	(1.1%)	(7,045)	(1.1%)	(7,486)	(1.0%)	(14,318)	(1.1%)	(18,310)	(1.3%)
Provision for income taxes	(75,150)	(11.2%)	(69,506)	(10.6%)	(103,762)	(14.4%)	(144,656)	(10.9%)	(181,985)	(13.2%)

Net income	$136,698	20.3%	$151,960	23.3%	$171,668	23.9%	$288,658	21.8%	$316,707	23.0%

	As of
	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2012	2011	2011	2011	2011
Liquid Assets - Management Target (2)
Liquid assets - management target	$917,528	$917,975	$851,888	$801,535	$750,552
Plus: Broker-dealer cash and cash equivalents	507,740	443,679	656,206	982,768	626,725
Trust company cash and cash equivalents	74,881	61,857	108,587	38,887	70,701
Investment advisory cash and cash equivalents	17,868	11,283	7,184	41,184	36,964
Less: Corporate short-term investments	(50,377)	—	—	—	—
Excess broker-dealer regulatory net capital	(441,162)	(516,532)	(591,902)	(540,728)	(403,804)

Cash and cash equivalents	$1,026,478	$918,262	$1,031,963	$1,323,646	$1,081,138

	As of
	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2012	2011	2011	2011	2011
Liquid Assets - Regulatory Threshold (2)
Liquid assets - regulatory threshold	$1,484,684	$1,422,160	$1,407,513	$1,350,737	$1,336,533
Plus: Broker-dealer cash and cash equivalents	507,740	443,679	656,206	982,768	626,725
Trust company cash and cash equivalents	74,881	61,857	108,587	38,887	70,701
Investment advisory cash and cash equivalents	17,868	11,283	7,184	41,184	36,964
Less: Corporate short-term investments	(50,377)	—	—	—	—
Excess trust company Tier 1 capital	(9,381)	(9,025)	(8,555)	(8,410)	(9,379)
Excess broker-dealer regulatory net capital	(998,937)	(1,011,692)	(1,138,972)	(1,081,520)	(980,406)

Cash and cash equivalents	$1,026,478	$918,262	$1,031,963	$1,323,646	$1,081,138

Note: The term "GAAP" in the following explanation refers to generally accepted accounting principles in the United States.

(1)	EBITDA (earnings before interest, taxes, depreciation and amortization) is considered a non-GAAP financial measure as defined by SEC Regulation G. We consider EBITDA an important measure of our financial performance and of our ability to generate cash flows to service debt, fund capital expenditures and fund other corporate investing and financing activities. EBITDA is used as the denominator in the consolidated leverage ratio calculation for covenant purposes under our holding company's senior revolving credit facility. EBITDA eliminates the non-cash effect of tangible asset depreciation and amortization and intangible asset amortization. EBITDA should be considered in addition to, rather than as a substitute for, pre-tax income, net income and cash flows from operating activities.

(2)	Our liquid assets metrics are considered non-GAAP financial measures as defined by SEC Regulation G. We include the excess capital of our broker-dealer and trust company subsidiaries in the calculation of our liquid assets metrics, rather than simply including broker-dealer and trust company cash and cash equivalents, because capital requirements may limit the amount of cash available for dividend from the broker-dealer and trust company subsidiaries to the parent company. Excess capital, as defined below, is generally available for dividend from the broker-dealer and trust company subsidiaries to the parent company. We consider our liquid assets metrics to be important measures of our liquidity and of our ability to fund corporate investing and financing activities. The liquid assets metrics should be considered as supplemental measures of liquidity, rather than as substitutes for cash and cash equivalents.

We define liquid assets - management target as the sum of (a) corporate cash and cash equivalents, (b) corporate short-term investments and (c) regulatory net capital of (i) our clearing broker-dealer subsidiary in excess of 10% of aggregate debit items and (ii) our introducing broker-dealer subsidiaries in excess of a minimum operational target established by management ($50 million in the case of our primary introducing broker-dealer, TD Ameritrade, Inc.). We consider liquid assets - management target to be a measure that reflects our liquidity that would be readily available for corporate investing or financing activities under normal operating circumstances.

We define liquid assets - regulatory threshold as the sum of (a) corporate cash and cash equivalents, (b) corporate short-term investments, (c) regulatory net capital of (i) our clearing broker-dealer subsidiary in excess of 5% of aggregate debit items and (ii) our introducing broker-dealer subsidiaries in excess of the applicable early warning net capital requirement and (d) Tier 1 capital of our trust company in excess of the minimum dollar requirement. We consider liquid assets - regulatory threshold to be a measure that reflects our liquidity that would be available for corporate investing or financing activities under unusual operating circumstances.